UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                  JULY 5, 2003
                        (Date of Earliest Event Reported)

                     DREYER'S GRAND ICE CREAM HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                   333-101052                      02-0623497
 (State or other           (Commission File Number)            (IRS Employer
  jurisdiction                                                  Identification
 of incorporation)                                                     No.)

                 5929 COLLEGE AVENUE, OAKLAND, CALIFORNIA 94618
          (Address of principal executive offices, including Zip Code)
                                 (510) 652-8187
              (Registrant's telephone number, including area code)

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ITEM 5.       OTHER EVENTS.

         On July 7, 2003, Dreyer's Grand Ice Cream Holdings, Inc., a Delaware corporation ("Dreyer's Holdings"), announced that as of July 5, 2003, it has completed the sale of its Dreamery and Whole Fruit Sorbet brands, and the assignment of its license to the Godiva ice cream brand to Integrated Brands, Inc., a subsidiary of CoolBrands International ("CoolBrands"). In the same transaction, Dreyer's Holdings also completed the sale of select distribution assets to Eskimo Pie Frozen Distribution, Inc., a subsidiary of Integrated
Brands, Inc.   The July 7, 2003 press release announcing the consummation of the transaction is attached hereto as Exhibit 99.1.

Item 7.       Exhibits.

                  (C)  Exhibits.

                           Exhibit 99.1     Press Release, dated July 7, 2003.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Dreyer's Grand Ice Cream Holdings, Inc.

Date:  July 7, 2003                      By:    /s/ Mark J. LeHocky
                                               ---------------------------------
                                         Name:      Mark J. LeHocky

                                         Title:     Vice President, General
                                                    Counsel and Secretary


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                                  EXHIBIT INDEX



Exhibit No.                        Description
-----------                        ------------

Exhibit 99.1        Press Release, dated July 7, 2003.